Verano Announces $195 Million Senior Secured Term Loan Refinancing Agreement to Fund Company’s Strategic Growth Initiatives
New credit facility highlights Company’s ability to access lower-cost regional bank capital and secure among the most favorable terms in the industry, including an initial 9.5% annual interest rate and prepayment flexibility
CHICAGO, March 12, 2026 (GLOBE NEWSWIRE) -- Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNO) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the closing of a $195,000,000 senior secured term loan (the "Term Loan") under a new credit agreement led by Needham Bank, a Massachusetts commercial bank, as administrative and collateral agent, and Chicago Atlantic Financial Services, LLC, as co-administrative agent.
Simultaneous with the refinancing, the Company also announced it has drawn the remaining $50,000,000 available under its existing revolving credit facility, which was initially entered into in September 2025 and subsequently upsized to $100,000,000 in January 2026.
“Securing our new $195 million term loan backed by a highly respected regional institution in Needham Bank is a watershed moment for Verano, serving as powerful validation of our operational and financial discipline,” said George Archos, Verano Chief Executive Officer and President. “We believe this arrangement provides Verano some of the most beneficial terms in the industry including a significantly lower cost of capital, maturity date and prepayment flexibility, and favorable interest rates. With our new facility now in place, we are well-positioned to continue strengthening our balance sheet, and executing strategic growth initiatives aimed at generating long-term value for the Company, our employees and shareholders.”
Joseph Campanelli, Chairman, President & CEO of Needham Bank, said, “In addition to our role as Administrative Agent, Needham Bank is pleased to offer a comprehensive suite of financial services including credit, state-of-the-art cash management and consumer payments to Verano, a premier cannabis operator. Our ability to provide local decision making and a compliant, nationwide banking platform perfectly aligns with Verano’s operational excellence and strong financial profile. We look forward to building a rewarding relationship with Verano for many years to come. Furthermore, we are very pleased to partner with Chicago Atlantic, a leading capital provider in the cannabis space, on this facility and continue building our relationship with them in the cannabis sector.”
Peter Sack, Managing Partner of Chicago Atlantic noted, “We are thrilled to build upon our relationship with Verano through a partnership of bank and non-bank capital.  Needham and Chicago Atlantic operate on the forefront of bringing mainstream financial products to the US cannabis industry. Verano is ideally situated to execute in the next phase of the sector's development, and Chicago Atlantic is proud to support that growth and Verano's exceptional team.”
Key Terms of the Agreement:
•Principal Amount: $195,000,000
•Maturity Date: March 11, 2029, with an option for the Company to extend the maturity date for an additional one-year period, subject to customary conditions and an extension fee

•Interest Rate: A floating rate equal to Term SOFR plus 5.50%, subject to a 4% Term SOFR floor, or 9.50% per annum - representing highly competitive pricing within the sector
•Amortization: Manageable monthly principal repayments of $875,000 beginning in April 2026
•Prepayment Flexibility: The Company maintains the option to voluntarily prepay the Term Loan with a modest 1.50% prepayment premium during the first two years of the facility and 0% thereafter; provided that if the extension is exercised, the prepayment premium will always be 1.5%
•Use of Proceeds: Proceeds from the Term Loan, along with other funds, are being used to refinance and retire all outstanding indebtedness under the Company's prior October 2022 credit agreement
A.G.P. Canada Investments ULC acted as exclusive placement agent to Verano.
Blank Rome acted as legal counsel to Needham Bank and as counsel to Needham Bank and Chicago Atlantic as co-administrative agents.
Winston & Strawn LLP acted as legal counsel to Verano in connection with the transaction.
Verano product images, logos and b-roll footage are available on the Company Newsroom.
About Verano
Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNO), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano provides a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners, and produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Savvy™, (the) Essence™, Swift Lifts™, HYPHEN™, Encore™, BITS™, Avexia™, MÜV™, CTPharma™, and Verano™. Verano’s active operations span 13 U.S. states, comprised of 14 production facilities with over 1.1 million square feet of cultivation capacity. Learn more at Verano.com.

About Needham Bank
Needham Bank is headquartered in Needham, Massachusetts, which is approximately 17 miles southwest of Boston's financial district. Known as the "Builder's Bank," Needham Bank has been helping individuals, businesses and non-profits build for their futures since 1892. Needham Bank offers an array of tech-forward products and services that businesses and consumers use to manage their financial needs. We have the financial expertise typically found at much larger institutions and the local knowledge and commitment you can only find at a community bank. For more information, please visit https://NeedhamBank.com. Needham Bank is a member of the FDIC.

Contacts:

Investors
Aaron Miles
Chief Investment Officer
Investors@verano.com

Media
Steve Mazeika
VP, Communications
Steve.Mazeika@verano.com

Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans, strategies, or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects,” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

+++